EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statements listed below of WHX Corporation of our reports dated February 10, 2000 and February 18, 2000, relating to the financial statements, which appear in this Form 10-K.

On Form S-3
-----------
File No. 33-54831
File No. 33-63845

On Form S-8
-----------
File No. 33-5480
File No. 33-56281
File No. 333-64217
File No. 333-36985


/s/ PriceWaterhouse Coopers LLP
PriceWaterhouse Coopers LLP
Pittsburgh, Pennsylvania
March 28, 2000